                                                                  EXHIBIT 10.10

                                 LOAN AGREEMENT

     THIS LOAN AGREEMENT is made as of the 9 day of August, 1997, by and between TEAM FINANCIAL, INC., a Kansas corporation having its principal place of business at One South Pearl, P.O. Box 402, Paola, Kansas 66071 ("Holding Company") and COMMERCE BANK, N.A., a national banking association having its principal place of business at 1000 Walnut Street, P.O. Box 419248, Kansas City, Missouri 64141-6248 ("Commerce Bank").

     In consideration of the mutual benefits accruing to each of the parties, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the premises, covenants and representations contained herein, Commerce Bank and Holding Company agree as follows:

                                   ARTICLE I

                                  Definitions

          1.1 Defined Terms. The following terms used in this Loan Agreement shall have the following meanings, unless the context requires otherwise:

     "Bank Liabilities" means and includes all present and future liabilities and obligations owed by Holding Company to Commerce Bank, of every kind or description, now existing or hereafter created or incurred, matured or unmatured, direct or indirect, absolute or contingent, joint or several or joint and several, including any extensions or renewals thereof and substitutions therefor, whether similar or dissimilar to the Loan (as hereinafter defined) made hereunder, including but not limited to the liabilities and obligations of Holding Company under the Note (as hereinafter defined) and Collateral Pledge Agreement (as hereinafter defined), and all other liabilities and obligations of Holding Company hereunder, and all expenses of any kind incurred by Commerce Bank in connection with the collection of Bank Liabilities.

     "Closing Date" means August 9, 1997, at Kansas City, Missouri.

     "Loan Documents" means the Note, the Collateral Pledge Agreement(s) (as hereinafter defined), the Corporate Guaranty (as hereinafter defined) and any other documents which are required pursuant to the terms of this Loan Agreement.


                                    10.10-1

     "Note" means the Term Note of Holding Company in form and substance satisfactory to Commerce Bank.

     "Prime Rate" means that rate of interest established from time to time by Commerce Bank for its own internal convenience as its Prime Rate, which when used to compute the rate of interest hereunder shall change as of the day of any change in said Prime Rate; no representation is made that the Prime Rate is the best, lowest or favored rate of interest.

          1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles in effect from time to time.

                                   ARTICLE II

                                      Loan

          2.1 General Terms. Subject to the terms of this Loan Agreement, Commerce Bank will lend Holding Company the maximum principal sum of Nine Million Three Hundred Thirty-Nine Thousand Dollars ($9,339,000) ("Loan"). The Loan shall be funded in one or more advances, at the option of Holding Company, provided, however, Commerce Bank shall have no obligation to make any advances with respect to the Loan on or after the Maturity Date (hereinafter defined).

          2.2 Note. Holding Company agrees to execute and deliver to Commerce Bank the Note to evidence the Loan. The Note shall be due and payable as provided in this Loan Agreement and upon the terms provided in the Note.

          2.3 Repayment. Principal under the Loan shall be due and payable in full on June 30, 1998 ("Maturity Date"). Interest shall be due and payable, in arrears, commencing December 31, 1997, and continuing on the last day of March thereafter, until and including the Maturity Date. All payments made hereunder will be applied first to interest and then to principal.

          2.4 Interest. The principal balance of the Loan, from time to time outstanding, will bear interest at a per annum variable rate equal to one percent (1%) less than the Prime Rate. Interest shall be calculated on the actual number of days elapsed on the basis of a 365-day year. The principal balance of the Loan shall bear interest after the Maturity Date at the per annum rate of three percent (3%) in excess of the Prime Rate, but not to exceed the maximum rate allowed by law.

                                    10.10-2

          2.5 Prepayment. Holding Company may, at any time, make principal prepayments on the Note, without penalty. Such prepayments shall be made in amounts of not less than $50,000.

          2.6 Loan Purpose. Proceeds of the Loan shall be used by Holding Company to refinance its debt currently outstanding with UMB Bank Kansas, and to finance the purchase and capitalization of Mercantile
     Bank/Roosevelt Savings branches located in Lamar and Nevada, Missouri.

                                  ARTICLE III

                                   Collateral

          3.1 Collateral. Payment of the Bank Liabilities will be supported by the following until all Bank Liabilities hereunder are repaid: Holding Company shall pledge to Commerce Bank all of the outstanding stock, whether- common or preferred, of Iola Bank and Trust ("Iola Bank"), First National Bank & Trust Co. (Parsons, Kansas) ("FNB") and TeamBank, N.A. (Paola, Kansas) ("TeamBank") (said Iola Bank, FNB and TeamBank, together with TeamBank Nebraska [hereinafter identified], to be sometimes hereinafter collectively referred to as the "Banks") now owned or hereafter acquired (together with the stock of TeamBank Nebraska [hereinafter identified] the "Bank Stock"), which as of the date hereof is as follows:

         Banks             Type           # Shares       Ownership Percentage
         --------------------------------------------------------------------
         Iola Bank         Common          70,000               100.00%
         FNB               Common          18,000               100.00%
         TeamBank          Common         100,000               100.00%

Holding Company shall also pledge to Commerce Bank all of the outstanding stock, whether common or preferred, of Team Financial Acquisition Subsidiary, Inc. ("Guarantor"). Such pledges shall be evidenced by a "Collateral Pledge Agreement", in form and substance acceptable to Commerce Bank, together with stock powers relating thereto.

          3.2 Corporate Guaranty. The payment of the Bank Liabilities shall be further supported by the unconditional, unlimited corporate guarantee Guarantor. The guaranty shall be evidenced by a "Corporate Guaranty" in form and substance acceptable to Commerce Bank. Guarantor shall pledge all stock, whether common or preferred, of TeamBank Nebraska (Bellevue, Nebraska) ("TeamBank Nebraska") now owned or hereafter acquired, which as of the date hereof is as follows:


                                    10.10-3

         Banks             Type           # Shares       Ownership Percentage
         --------------------------------------------------------------------
         TeamBank Nebraska  Common          8,000                100.00%

Such pledge shall be evidenced by a "Collateral Pledge Agreement", in form and substance acceptable to Commerce Bank, together with stock powers relating thereto.

          3.3 Other Documents. Holding Company agrees to furnish such information and to execute such other documents or undertake any other acts as may be reasonably necessary to perfect and maintain the security interests contemplated by this Loan Agreement, or as otherwise reasonably requested by Commerce Bank from time to time.

                                   ARTICLE IV

                         Representations and Warranties

          4.1 Authorization. Holding Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Kansas, and is duly qualified as a corporation and is in good standing in every other jurisdiction where failure to be so qualified and in good standing would have a material adverse effect on its business; Holding Company has all requisite corporate power and authority to own and operate its business as is presently being conducted; Holding Company has the corporate power to enter into and to carry out the terms of this Loan Agreement and to execute, deliver and perform its obligations under this Loan Agreement and the applicable Loan Documents, all of which have been duly authorized by all proper and necessary corporate actions, and when signed and delivered pursuant hereto for value received, will constitute valid and legally binding obligations of Holding Company on whose behalf such Loan Agreement and applicable Loan Documents are executed and will be enforceable in accordance with their respective terms; and the performance by Holding Company of the obligations contained in this Loan Agreement and the applicable Loan Documents will not contravene any provisions of law, articles of incorporation, bylaws, indentures, agreements or other instruments binding upon Holding Company.

          4.2 Financial Statements. The financial statements of Holding Company and the Banks heretofore delivered to Commerce Bank are complete, fairly present their respective financial conditions and the results of their respective operations as of the dates specified therein and for the periods then ended, and were prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as


                                    10.10-4
     otherwise indicated in the notes thereto. There are no liabilities, direct or indirect, fixed or contingent, of Holding Company or Banks (or any of them) as of the date of the most current balance sheet included in said financial statements which are not reflected therein or in the notes thereto. There has been no material adverse change in the financial conditions of Holding Company or Banks (or any of them) since the date of the most current balance sheets. Holding Company and Banks maintain their respective books on a fiscal year ending on December 31st of each year.

          4.3 Taxes. Holding Company and Banks have filed all required federal, state and local tax returns and have paid all taxes as shown on said returns to be due. No tax claims have been asserted against Holding Company or Banks (or any of them) which remain or for which they have not adequately reserved.

          4.4 Litigation. There are no actions, suits or proceedings pending or, to the knowledge of Holding Company, threatened or affecting Holding Company or Banks (or any of them) or any of their respective properties before any court or governmental department, or instrumentality, which, if determined adversely to Holding Company or Banks (or any of them) could have a material adverse effect on the financial conditions, properties or operations of Holding Company or Banks (or any of them), except as previously set forth in writing to Commerce Bank.

          4.5 Liability. Holding Company and Banks have no liabilities, direct or contingent, except those disclosed in the quarterly prepared financial statements above mentioned in Section 4.2. Holding Company and Banks are not in default, nor does there exist an event which, except for the lapse of time or service of notice or both, would constitute a default under any agreement, indenture, mortgage, security agreement or other instrument under which Holding Company or Banks (or any of them) are directly or contingently liable or pursuant to which any of the assets or properties of Holding Company or Banks or any shares of their outstanding capital stock are encumbered or affected in any way.

          4.6 Title and Liens. At the time of execution and delivery of this Loan Agreement, Holding Company and Banks have good, valid and marketable title of record to all of their respective properties, and all of the respective properties of Holding Company and Banks are free and clear of all mortgages, liens, pledges, charges and other security interests except those granted to Commerce Bank, those disclosed to Commerce Bank in writing, and/or those permitted under this Loan Agreement.


                                    10.10-5

          4.7 Stock. The Bank Stock to be pledged to Commerce Bank pursuant to Sections 3.1 and 3.2 hereof constitutes all of the authorized, issued and outstanding shares of capital stock of Banks. The transfer of the Bank Stock to Commerce Bank as a secured lender hereunder is valid and binding and such transfer complies with all applicable Federal and State laws and regulations.

          4.8 Other. All statements by Holding Company contained in any certificate, statement or other instrument of a material nature delivered by or on behalf of it, at any time pursuant to this Loan Agreement, shall constitute representations and warranties made by Holding Company as of the date of delivery.

          4.9 Regulation U. No part of the proceeds of any borrowing hereunder will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or to reduce or retire any indebtedness incurred for any such purpose. If requested by Commerce Bank, Holding Company will furnish to Commerce Bank a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in Regulation U to the foregoing effect.

          4.10 Guarantor. The Guarantor has authority, and has completed all proceedings and obtained all approvals and consents necessary, to execute, deliver and perform its obligations under the Corporate Guaranty. The Corporate Guaranty when executed by the Guarantor and delivered to Bank, shall constitute the legal, valid and binding obligations of the Guarantor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally. The execution, delivery and performance by the Guarantor of the Corporate Guaranty will not violate any provision of any existing mortgage, indenture, contract or agreement binding on Guarantor or affecting any of its properties, and will not result in, or require, the creation or imposition of any lien on any of its properties or revenues. No litigation, investigation or proceeding of or before any arbitrator or governmental authority is pending or threatened by or against the Guarantor or any of its properties or revenues with respect to the Corporate Guaranty, or any of the transactions contemplated hereby or thereby or which could have a material adverse effect on the business, operations, assets or financial or other condition of the Guarantor.


                                    10.10-6

                                   ARTICLE V

                             Affirmative Covenants

     Holding Company covenants and agrees that until all Bank Liabilities hereunder are paid, Holding Company will duly perform and observe each and all of the covenants and agreements hereinafter set forth, unless Commerce Bank shall otherwise consent in writing.

          5.1 Payment of Taxes and Claims; Corporate Existence; Compliance with Laws. Holding Company will:

          (a) Pay and discharge prior to delinquency all debts, accounts, liabilities, assessments, and governmental charges or levies imposed upon Holding Company or Banks (or any of them), or upon the income or profits of Holding Company or Banks (or any of them), or upon any properties belonging to Holding Company and/or Banks (or any of them), or upon any part thereof as well as all claims of any kind (including claims for labor, materials and supplies) which, if unpaid, might by law become a lien or charge upon any property of Holding Company or Banks (or any of them); provided, however, neither Holding Company or any of the Banks shall be required to pay any taxes, assessments or governmental charges being contested in good faith by appropriate legal proceedings diligently pursued and against which, if requested by Commerce Bank, reserves satisfactory to Commerce Bank have been made therefor;

          (b) Do all things necessary to preserve and keep in full force and effect the corporate existence, rights, franchises and privileges of Holding Company, Guarantor and Banks; and

          (c) Comply with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any governmental authority, the noncompliance with which would materially adversely affect its business or credit, or the business or credit of Banks.

          5.2 Financial Records. Holding Company will deliver to Commerce Bank the following financial information of Holding Company, Guarantor and
     Banks:

          (a) Within sixty (60) days after the end of the each fiscal quarter of Holding Company and Guarantor, the respective balance sheets, profit and loss statements and net worth reconciliations of Holding Company and Guarantor for such accounting period, and the results of operations since the beginning of the fiscal year, prepared in accordance with generally accepted principles of



                                    10.10-7
     accounting applied on a basis consistent with that of the financial statements for the preceding fiscal year and certified by the chief financial officer or chief executive officer of Holding Company and Guarantor, respectively, as truly reflecting the respective financial positions of Holding Company and Guarantor as of the end of the accounting period;

          (b) Within ninety (90) days after the end of each fiscal year of Holding Company and Guarantor, the respective annual audited financial statements of Holding Company and Guarantor, prepared by independent certified public accountants selected by Holding Company and satisfactory to Commerce Bank in conformity with generally accepted accounting principles applied on a basis consistent with that of the financial statements for the preceding fiscal year; and

          (c) From time to time such further information regarding the financial condition or business of Holding Company, Guarantor and Banks as Commerce Bank may reasonably request.

          5.3 Asset and Loan Reviews. Holding Company shall cause Banks to permit Commerce Bank, by any of its designated representatives, to perform an asset and loan review of Banks at least on an annual basis and at such other time or times as Commerce Bank may reasonably request, and Commerce Bank shall have access to the same materials and information which would be available to federal and state examiners; upon the written request of Commerce Bank, Holding Company shall reimburse Commerce Bank for all expenses reasonably incurred by Commerce Bank in performing such reviews (not to exceed $5,000 in the aggregate on an annual basis).

          5.4 Watch Lists of Problem Loans. Holding Company shall provide to Commerce Bank, Banks' respective internally generated watch lists of "problem loans" (loss, doubtful, substandard or special mention) within thirty (30) days after the end of each calendar year, or more frequently if requested by Commerce Bank.

          5.5 Call Reports. Holding Company shall provide to Commerce Bank complete Call Reports of Banks within forty-five (45) days after the end of each calendar quarter, with all exhibits attached, as provided to the appropriate bank regulators; the first such Call Report required hereunder shall be due within forty-five (45) days after September 30, 1997.

          5.6 F.R.Y-6 Annual Reports. Holding Company shall provide to Commerce Bank a copy of Holding Company's and Guarantor's respective Form F.R. Y-6 Annual Reports (which is to be submitted


                                    10.10-8
     to the Federal Reserve) within three (3) months after the end of each fiscal year; the first such F.R. Y-6 Annual Report required hereunder shall be due on or before March 31, 1998.

          5.7 Regulatory Requirements. Holding Company shall advise Commerce Bank promptly of any requirement of any regulatory agency with regard to any affirmative action required of, or restrictions placed upon, Banks (or any of them) as the result of examinations, memoranda of understanding or cease and desist orders, and with respect to such requirements, Holding Company shall:

          (a) Report in writing at least monthly the actions which have been taken by the applicable Bank(s) to comply with such requirements; and

          (b) Report in writing any change in said requirements of any regulatory agency within ten (10) days after receipt of notice by Holding Company of said change.

          5.8 Change of Control; Executive Officers. Holding Company shall notify Commerce Bank promptly of any intended transfer of stock of Holding Company which may involve a "change of control" of Holding Company, as defined by applicable Federal statutes and regulations, as soon as Holding Company becomes aware thereof. Holding Company shall notify Commerce Bank promptly of any change in the chief executive officer and/or chief financial officer of Holding Company or Banks.

          5.9 Properties: Insurance; Bonds: Reserves. Holding Company shall maintain, and shall cause Banks to maintain, their respective physical properties in good repair and condition. Holding Company shall cause Banks to maintain insurance with reputable insurance companies or associations
     (i) with limits of liability no less than, (ii) with deductible amounts no greater than, and (iii) covering at least those risks included within the scope of coverage of, the insurance policies carried by Banks on the date hereof; provided, however, Holding Company and/or Banks may change such insurance coverages subject to Commerce Bank's prior written consent, which consent shall not be unreasonably withheld or delayed. Holding Company shall notify Commerce Bank promptly of any change or contemplated change in the coverage provided by any banker's blanket bond for Banks. Holding Company shall maintain, and shall cause Banks to maintain, reserves for real or contingent liabilities in such amounts as may be deemed proper in accordance with sound banking practices.


                                    10.10-9

          5.10 Notification. Holding Company shall notify Commerce Bank promptly of any material adverse change which has occurred or which is reasonably anticipated in the business, operations, property or financial or other conditions of Holding Company or Banks (or any of them). Holding Company shall notify Commerce Bank as soon as possible (and in any event within ten (10) days) after the occurrence of each Event of Default (as hereinafter defined), and each event which, with the giving of notice or lapse of time, or both, would constitute an Event of Default, and Holding Company shall also provide to Commerce Bank the statement of Holding Company setting forth the details of such Event of Default or such other event, and the action which Holding Company proposes to take with respect thereto. Holding Company shall notify Commerce Bank promptly of any material default by Holding Company, Guarantor or Banks (or any of them) under any indenture, agreement, contract or other instrument to which any of them are a party or by which any of them are bound, or of any acceleration of maturity of any indebtedness owing by any of them, or of any adverse claim asserted against any of them, or any litigation or proceedings involving any of them, any of which might have a material adverse effect upon Holding Company's or Banks' respective financial conditions or on Holding Company's ability to make payments on the Note, and Holding Company shall, and shall cause Banks to, take all such steps as are necessary or appropriate to promptly remedy any default and to protect against any such adverse claim and to defend any such litigation or proceedings and to resolve all controversies on account of any thereof.

          5.11 Capital-to-Assets Ratio, Tangible Shareholders, Equity. Holding Company shall cause Banks to maintain at all times a ratio of total capital to assets of not less than 6.5%, and tangible shareholders, equity at or above minimum levels established by federal or state banking regulators. For purposes hereof, "tangible shareholders, equity" shall mean the aggregate amount of common and preferred stated capital of the applicable Bank, retained earnings and all surplus accounts of the applicable Bank, excluding goodwill created in accounting for acquisitions and other capital write-ups, as determined in accordance with generally accepted accounting principles.

          5.12 Other Information. Holding Company shall provide to Commerce Bank such other information respecting the shareholders or the business, properties, condition or operations of Holding Company, Guarantor and/or Banks, as Commerce Bank may from time to time reasonably request.


                                    10.10-10

                                   ARTICLE VI

                               Negative Covenants

     Holding Company covenants and agrees that until all Bank Liabilities hereunder are paid, Holding Company will duly perform and observe each and all of the covenants and agreements hereinafter set forth, unless Commerce Bank shall otherwise consent in advance in writing.

          6.1 Issuance of Additional Capital Stock. Holding Company shall not issue any additional capital stock without the prior written consent of Commerce Bank. Holding Company shall not permit Guarantor or Banks (or any of them) to issue any additional capital stock or securities convertible into capital stock or any warrants or rights to purchase capital stock.

          6.2 Holding Company Funded Indebtedness. Holding Company shall not incur additional Funded Indebtedness (direct, indirect, contingent or otherwise) unless such Funded Indebtedness is subordinated (in writing and in form and substance satisfactory to Commerce Bank) in all respects to the indebtedness of Holding Company to Commerce Bank hereunder. For purposes of this Loan Agreement, "Funded Indebtedness" shall mean all indebtedness of Holding Company for borrowed money in excess of $250,000 (individually or in the aggregate) and which has a maturity of one (1) or more years from the date of origin, plus all Capitalized Leases (defined as any lease which is required to be capitalized on the balance sheet of Holding Company) and all guarantees of such Funded Indebtedness of others, but excluding the indebtedness incurred by Holding Company in the ordinary course of business which includes W deposits, (ii) Banker's Acceptances,
     (iii) repurchase agreements, (iv) purchases of Federal Funds, and (v) Federal Reserve or Federal Home Loan Bank borrowings made in the ordinary course of business, and pledges, liens or encumbrances required to secure such indebtedness, provided that Holding Company shall have received Commerce Bank's prior written approval of, and with respect to, the specific assets, or general class of assets, to be pledged or encumbered by such pledges, liens or encumbrances.

          6.3 Indebtedness; Liens and Encumbrances. Holding Company shall not permit Guarantor, Banks or any other subsidiary to incur or be liable for any indebtedness (direct, indirect, contingent or otherwise) or obligation for borrowed money, or create or assume any liens or encumbrances upon any of such party's assets or properties whether currently owned or hereafter acquired except for W any indebtedness, liens and encumbrances which are currently


                                    10.10-11
     existing and which have been disclosed to Commerce Bank, (ii) any "Short-Term Indebtedness" [defined as all indebtedness for borrowed money, or other obligations payable on demand or within one (1) year from the creation thereof (but excluding renewable debt and current maturities of Funded Indebtedness)], (iii) any indebtedness for capital expenditures, provided such indebtedness does not exceed $250,000 (individually or in the aggregate), (iv) liens or encumbrances required by banking laws or regulations, and (v) indebtedness incurred in the ordinary course of business, (other than indebtedness identified in (iii) above).

          6.4 Investments. Holding Company shall not, nor shall it permit the Guarantor or Banks (or any of them) to, acquire for securities investment portfolio purposes, investments that would not qualify as "traditional and prudent banking investments".

          6.5 Business Assets and Operations. Holding Company shall not, nor shall it permit the Guarantor or Banks (or any of them) to, discontinue or materially alter normal operations, merge or consolidate or sell, lease, transfer or dispose of a material portion of its assets other than in the ordinary course of business.

          6.6 Bank Stock Value. On the date the Loan is to be funded by Commerce Bank, the aggregate unadjusted book value of the Bank Stock shall not be less than $29,000,000, and at all times thereafter, the principal balance on the Note shall not exceed forty percent (40%) of the aggregate unadjusted book value of the Bank Stock.

          6.7 Shareholder Loans. Holding Company shall not, nor shall it permit the Guarantor or Banks (or any of them) to, directly or indirectly loan amounts to any shareholder of Holding Company, or to any entity controlled by such a shareholder, on terms more favorable than those available to other nonshareholder customers deemed to represent similar credit risks.


                                    10.10-12

          6.8 Reliance on Commerce Bank Asset and Loan Reviews. Holding Company shall not rely, nor shall it permit others to rely, for any reason, upon any asset and loan reviews of the Banks undertaken by Commerce Bank pursuant to Section 5.3 of this Loan Agreement.

          6.9 Change of Control. Holding Company shall not issue any additional capital stock which may result in a "change of control" of Holding Company, as defined by applicable Federal statutes and regulations, nor shall there occur any sale or transfer of Holding Company voting stock which individually, or aggregated with prior sales(s) or transfer(s), may result in a "change of control" of Holding Company, as defined by applicable Federal statutes and regulations.

                                  ARTICLE VII

                             Defaults and Remedies

          7.1 Events of Default. If any of the following events ("Events of Default") shall occur or, have occurred and be continuing:

          (a) Holding Company shall fail to make payment when due of any principal or interest hereunder; or

          (b) Holding Company, Guarantor or Banks (or any of them) shall fail to make payment of any installment of principal and/or interest on any other notes or obligations for borrowed money after the same shall become payable and the expiration of any applicable grace period; or

          (c) Holding Company shall fail to observe or perform any agreement, term or condition contained herein and such failure shall not be remedied within thirty (30) days after Commerce Bank gives notice of such failure to Holding Company, or if Holding Company, Guarantor or Banks (or any of them) shall fail to observe or perform any obligation under any other agreement or document executed in connection herewith and such failure shall not be remedied within thirty (30) days after Commerce Bank gives notice of such failure to Holding Company, Guarantor or any of the Banks, as applicable; or

          (d) Any representation or warranty made in Article IV hereof or in any other writing furnished to Commerce Bank by Holding Company, or on its behalf, in connection with this Loan Agreement, shall prove to be false or inaccurate in any material respect when made; or


                                    10.10-13

          (e) Holding Company, Guarantor or Banks (or any of them) makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts, or is adjudicated a bankrupt or insolvent; or

          (f) Holding Company, Guarantor or Banks (or any of them) suffers a receiver or trustee for it or substantially all of its properties to be appointed and if appointed without its consent not to be discharged within sixty (60) days; or suffers proceedings under any law relating to bankruptcy, insolvency or the reorganization or relief of debtors to be instituted by or against it and, if contested by it, not to be dismissed or stayed within sixty (60) days; or suffers any judgment, writ of attachment, execution or similar process to be issued or levied against all or a substantial part of its property which is not released, stayed, bonded or vacated within sixty (60) days after its issue or levy;

then, upon the occurrence of an Event of Default, the Note shall become immediately due and payable together with interest accrued thereon, without presentment, demand, protest, or notice of any kind, all of which are hereby expressly waived by Holding Company.

          7.2 Remedies. If an Event of Default occurs under Section 7.1, Commerce Bank shall have and may exercise a right of setoff, without demand or notice to anyone, against funds on deposit with it and shall have and may exercise any rights conferred under this Loan Agreement, under the Loan Documents, or under any applicable laws then existing; and in doing so, Commerce Bank may resort to any remedy existing at law or in equity and the enforcement of the covenants and provisions hereof in whole or in part and the resort to any remedy shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

          7.3 Expenses of Collection. All costs, expenses and liabilities incurred by Commerce Bank in collecting or in attempting to collect on the Note, and all reasonable attorneys, fees incurred in connection with such matters (to the extent allowed by law) shall constitute a demand obligation of Holding Company and shall bear interest from the date of expenditure until paid at the per annum rate of three percent (3%) in excess of the Prime Rate, but not exceeding the maximum rate allowed by law; and if not paid monthly, such interest shall be compounded monthly.


                                    10.10-14

                                  ARTICLE VIII

                             Conditions of Lending

     The obligations of Commerce Bank under this Loan Agreement are subject to the conditions precedent that prior to the making of the Loan, (i) Commerce Bank shall have received from Holding Company the following documents (all such documents to be in form and substance satisfactory to Commerce Bank and its legal counsel) and/or (ii) Holding Company shall have completed the following required actions (to the reasonable satisfaction of Commerce Bank and its legal counsel):

          8.1 Articles Incorporation and Bylaws. Copies of Holding Company's, Guarantor's and Banks, respective Articles of Incorporation and Bylaws, as amended.

          8.2 Certificates of Good Standing. Current Certificate of Good Standing for Holding Company issued by the Secretary of State of Kansas, and Guarantor issued by the Secretary of State of Nebraska.

          8.3 Corporate Resolutions. A copy of the Resolutions adopted by the Board of Directors of Holding Company which authorize the execution, delivery and performance of this Loan Agreement, the Note, the applicable Loan Documents, and all other instruments and documents provided for herein and therein, certified by the Secretary of Holding Company as having been duly authorized by its Board of Directors and as being in full force as of the Closing Date. A copy of the Resolutions adopted by the Board of Directors of Guarantor which authorize the execution, delivery and performance of the Corporate Guaranty, and all other instruments and documents provided for herein and therein, certified by the Secretary of Guarantor as having been duly authorized by its Board of Directors and as being in full force as of the Closing Date.

          8.4 Holding Company Certification. A certificate executed by the President or Chief Executive Officer of Holding Company and dated the Closing Date, certifying that (i) there has been no material adverse change in the financial conditions of Holding Company, Guarantor or Banks (or any of them) from the time the documents concerning Holding Company, Guarantor and Banks, upon which Commerce Bank is reasonably relying, were prepared, (ii) the representations and warranties (contained in Article IV of this Loan Agreement are true and correct as of the date of such certificate, and (iii) no Event of Default as defined in Article VII of this Loan Agreement exists or is imminent.


                                    10.10-15

                                   ARTICLE IX

                                 Miscellaneous

          9.1 Authority of Commerce Bank. Commerce Bank shall have and be entitled to exercise all such powers hereunder as are specifically delegated to it by the terms hereof, together with such powers as are incidental hereto. Commerce Bank may perform any of its duties hereunder by or through agents or employees and shall be entitled to retain counsel and to act in reliance upon the advice of such counsel concerning all matters pertaining to its duties hereunder. Holding Company hereby agrees to indemnify and hold harmless Commerce Bank, any such agent, and the directors, officers and employees of Commerce Bank and such agent from and against any and all liability from suits, claims or other actions commenced by the directors, officers, employees, and stockholders of Holding Company and its subsidiaries incurred by any of them hereunder or in connection herewith, unless such liability shall be due to their willful misconduct or gross negligence. Furthermore, Holding Company hereby agrees to indemnify and hold harmless Commerce Bank, any such agent, and the directors, officers and employees of Commerce Bank and such agent from and against any and all liability from suits, claims or other actions commenced by parties other than the directors, officers, employees, and stockholders of Holding Company and its subsidiaries incurred by any of them hereunder or in connection herewith, unless such liability shall be due to their willful misconduct or gross negligence; provided, however, the indemnity obligations of Holding Company under this clause shall not exceed $25,000. Nothing herein stated is intended to give Commerce Bank the power directly or indirectly to direct the business, management or policies of the Holding Company, Guarantor, Banks, or any of their respective subsidiaries.

          9.2 Further Assurances. Holding Company agrees to execute and deliver such additional conveyances, assignments, agreements and instruments as Commerce Bank may at any time reasonably request in connection with the administration or enforcement of this Loan Agreement or in order better to assure and confirm unto Commerce Bank the rights, powers and remedies intended to be conferred upon Commerce Bank hereunder.

          9.3 Waivers. Any waiver of an Event of Default by Commerce Bank shall not extend to or affect any subsequent default, whether it be the same Event of Default or not, or impair any right consequent thereon. No omission or delay by Commerce Bank in exercising any right or power under this Loan Agreement or the Loan


                                    10.10-16

     Documents will impair such right or power or be construed to be a waiver of any default or acquiescence therein, and any single or partial exercise of any right or power will not preclude other or further exercise of any other right, and no waiver will be valid unless in writing and signed by Commerce Bank and then only to the extent specified.

          9.4 Binding Effect: Assignment. This Loan Agreement, and the terms, covenants and conditions hereof, shall be binding upon and inure to the benefit of the parties hereto, the holder of the Note, and their respective successors and assigns; provided, however, Holding Company shall not be permitted to assign this Loan Agreement or any interest herein or in the Bank Stock, or any part thereof, or otherwise pledge, encumber, or grant any option with respect to the Bank Stock, or any part thereof, or any other property held by Commerce Bank as collateral under this Loan Agreement.

          9.5 Notices and Consents. All notices and consents hereunder, unless otherwise specified herein, shall be made in writing and shall be deemed given when delivered in person, or on the third day following mailing when delivered by first-class mail, postage prepaid, or when telecopied; provided, such notices and consents shall be addressed to any party hereto at its principal place of business or at any other address of which it shall have notified the other party in writing.

          9.6 Amendments. Holding Company and Commerce Bank may from time to time enter into written agreements supplemental hereto for the purpose of modifying or adding provisions to this Loan Agreement or changing the rights and privileges of Commerce Bank or Holding Company hereunder. Any such supplemental agreement shall be binding upon Holding Company and Commerce Bank and their respective successors and assigns.

          9.7 Headings. Article and Section headings in this Loan Agreement are included herein for convenience of reference only and shall not constitute a part of this Loan Agreement for any other purpose.

          9.8 Severability of Provisions. Any provision of this Loan Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction.


                                    10.10-17

          9.9 Counterparts. This Loan Agreement may be signed upon any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument, but all of which together shall constitute but one and the same instrument.

          9.10 Description of Documents. The description or characterization of this Loan Agreement or any other Loan Document or any other document or instrument referenced in this Loan Agreement or in any other Loan Document is solely for the purpose of identification and such description or characterization shall not be used for the purpose of, and shall not otherwise affect, the construction or interpretation of this Loan Agreement or any other Loan Document or other document or instrument so described or characterized. In the event of any conflict between the terms of this Loan Agreement and any other Loan Document or other documents or instrument, the terms of this Loan Agreement shall control.

          9.11 Governing Law. This Loan Agreement and all Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Missouri.

          9.12 Statutory Notice. ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT, INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT, ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     BY SIGNING BELOW, YOU AND WE AGREE THAT THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN US.

     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective officers as of the day and year first herein above written.

                                        TEAM FINANCIAL, INC.

                                        By: /s/ Michael L. Gibson
                                            ------------------------
                                        Title: President
                                               ---------------------

                                        By: /s/ Robert J. Weatherbie
                                            ------------------------
                                        Title: Chairman & CEO
                                               ---------------------

                                        COMMERCE BANK, N.A.

                                        By: /s/ Michael J. Sobba
                                            ------------------------
                                        Title: Senior Vice President
                                               ---------------------

                                    10.10-18

                        AMENDMENT ONE TO LOAN AGREEMENT

     THIS AMENDMENT ONE TO LOAN AGREEMENT ("Amendment One") is entered into as of the 19th day of March, 1998, by and between COMMERCE BANK, N.A. ("Bank") and TEAM FINANCIAL, INC. ("Company").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan Agreement dated August 9, 1997, by and between Bank and Company (the "Loan Agreement"), Bank agreed to extend a Term Loan in the maximum principal amount of $9,339,000, subject to certain terms, limitations and conditions contained therein;

     WHEREAS, to evidence the borrowings and the related obligations under the Term Note, Company has delivered to Bank that certain Term Note dated of even date with the Loan Agreement (the "Term Note"); and

     WHEREAS, Bank and Company have agreed to amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Bank and Company do hereby mutually agree as follows:

     1. Terms used herein which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement.

     2. Section 2.1 of the Loan Agreement is hereby amended by increasing the maximum principal amount available under the Term Loan from "Nine Million Three Hundred Thirty-Nine Thousand Dollars ($9,339,000)" to "Thirteen Million Dollars ($13,000,000)". The Term Note shall be amended and restated, in form and substance satisfactory to Bank, to evidence the Term Loan as amended hereby; all references in the Loan Agreement to the Term Note (or Note) shall hereafter apply to the Amended and Restated Term Note.

     3. Except as amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement shall remain in full force and effect and are hereby ratified and certified by Bank and Company.

     4. This Amendment One shall be governed by, and construed in accordance with, the laws of the State of Missouri.


                                    10.10-19

     IN WITNESS WHEREOF, Bank and Company have executed this Amendment One as of the date first above written.

                                       COMMERCE BANK, N.A.

                                       By: /s/ Michael J. Sobba
                                           ------------------------
                                       Title: Senior Vice President
                                              ---------------------

                                       TEAM FINANCIAL, INC.

                                       By: /s/ Robert J. Weatherbie
                                           ------------------------
                                       Title: Chairman & CEO
                                              ---------------------

                                       By: /s/ Michael L. Gibson
                                           ------------------------
                                       Title: President
                                              ---------------------

Acknowledged:

By the execution hereof, the undersigned hereby acknowledges that its obligations under the Corporate Guaranty executed by the undersigned, shall apply to the Term Loan as amended by the terms hereof.

Team Financial Acquisition
Subsidiary, Inc.

By: /s/ Michael L. Gibson
    ------------------------
Title: Vice President
       ---------------------

By: /s/ Robert J. Weatherbie
    ------------------------
Title: President
       ---------------------

                                    10.10-20

                        AMENDMENT TWO TO LOAN AGREEMENT

     THIS AMENDMENT TWO TO LOAN AGREEMENT ("Amendment Two") is entered into as of the 29th of June, 1998, by and between COMMERCE BANK, N.A. ("Bank") and TEAM FINANCIAL, INC. ("Company").

                              W I T N E S S E T H:

     WHEREAS, pursuant to that certain Loan Agreement dated August 9, 1997, by and between Bank and Company, as amended pursuant to that certain Amendment One to Loan Agreement dated March 19, 1998, by and between Bank and Company (as amended, the "Loan Agreement"), Bank agreed to extend a Term Loan to Company in the maximum principal amount of $13,000,000, subject to certain terms, limitations and conditions contained therein;

     WHEREAS,'to evidence the borrowing and the related obligations under the Term Loan, Company has delivered to Bank that certain Amended and Restated Term Note dated March 19, 1998;

     WHEREAS, pursuant to the terms of the Loan Agreement, the Term Loan matures on June 30, 1998, and all sums outstanding on such date shall be due and payable in full; and

     WHEREAS, Bank and Company have agreed to further amend the Loan Agreement as hereinafter set forth.

     NOW, THEREFORE, for and in consideration of the mutual covenants and agreements herein contained, Bank and Company do hereby mutually agree as follows:

     1. Terms used herein which are defined in the Loan Agreement shall have the meanings given to them in the Loan Agreement.

     2. Section 2.1 of the Loan Agreement is hereby amended by decreasing the maximum principal amount available under the Term Loan from "Thirteen Million Dollars ($13,000,000) to "Twelve Million Four Hundred Thousand Dollars ($12,400,000)". The Term Note shall be amended and restated, in form and substance satisfactory to Bank, to evidence the Term Loan as amended hereby; all references in the Loan Agreement to the Term Note (or
     Note) shall hereafter apply to the Second Amended and Restated Term Note.

     3. Section 2.3 of the Loan Agreement is hereby amended to read in its entirety as follows: "Principal under the Loan shall be due and payable in full on June 30, 1999 ("Maturity Date"). Interest shall be due and payable quarterly, in arrears, on the last day of each



                                    10.10-21

     September, December and March, and on the Maturity Date. All payments made hereunder will be applied first to interest and then to principal."

     4. Except as previously amended, or as amended herein, all other terms, provisions, conditions and obligations imposed under the terms of the Loan Agreement shall remain in full force and effect and are hereby ratified and certified by Bank and Company.

     5. This Amendment Two shall be governed by, and construed in accordance with, the laws of the State of Missouri.

     IN WITNESS WHEREOF, Bank and Company have executed this Amendment Two as of the date first above written.

                                   COMMERCE BANK, N.A.

                                   By: /s/ Michael J. Sobba
                                       ------------------------
                                   Title: Senior Vice President
                                          ---------------------

                                   TEAM FINANCIAL, INC.

                                   By: /s/ Robert J. Weatherbie
                                       ------------------------
                                   Title: Chairman & CEO
                                          ---------------------

                                   By: /s/ Michael L. Gibson
                                       ------------------------
                                   Title: President
                                          ---------------------


                                    10.10-22

                     SECOND AMENDED AND RESTATED TERM NOTE

$12,400,000                                               June 29, 1998
and interest                                              Kansas City, Missouri

     FOR VALUE RECEIVED, the undersigned, TEAM FINANCIAL, INC., a Kansas corporation ("Borrower") hereby promises to pay to the order of COMMERCE BANK, N.A. ("Bank") the principal sum of Twelve Million Four Hundred Thousand Dollars ($12,400,000) and accrued interest, or so much thereof as is advanced hereunder (if less than all of the principal amount is advanced) on June 30, 1999.

     The principal balance from time to time outstanding under this Second Amended and Restated Term Note shall bear interest from the date hereof at the variable per annum rate set forth in the Loan Agreement by and between Borrower and Bank and dated August 9, 1997, as amended pursuant to (i) that certain Amendment One to Loan Agreement by and between Borrower and Bank and dated March 19, 1998, and (ii) that certain Amendment Two to Loan Agreement by and between Borrower and Bank and dated the date hereof (as amended, the "Loan Agreement"), which Loan Agreement is hereby incorporated herein by this reference. Accrued interest shall be payable quarterly, in arrears, on the dates set forth in the Loan Agreement. Accrued interest shall be calculated on the actual number of days elapsed based on a year consisting of 365 days. Both principal and interest are payable in lawful money of the United States of America to Bank at its office at 1000 Walnut Street, Kansas City, Missouri 64106, in immediately available funds.

     This Second Amended and Restated Term Note is the one referred to in, and is entitled to the benefits of, the Loan Agreement, which Loan Agreement, among other things, contains provisions for the acceleration of the maturity hereof and for an increase in the interest rate upon the happening of certain stated events.

     The undersigned and all endorsers, sureties, guarantors and other persons liable hereon or who may become liable for the payment hereof, severally waive demand, presentment, notice of dishonor or nonpayment, notice of protest and any and all lack of diligence in the enforcement hereof and hereby assent to each and any extension or postponement of the time of payment, at or after maturity, or other indulgence and hereby waive any and all notice thereof.

     This Second Amended and Restated Term Note shall be governed by, and construed in accordance with, the laws of the State of Missouri.


                                    10.10-23

     IN WITNESS WHEREOF, Team Financial, Inc. has executed this Second Amended and Restated Term Note as of the day and year first herein above written.

                                           TEAM FINANCIAL, INC.

                                    By: /s/ Robert J. Weatherbie
                                       -------------------------

                                    Title: Chairman/CEO
                                          -------------

                                    By: /s/ Michael L. Gibson
                                       ----------------------

                                    Title: President
                                          ----------



                                    10.10-24

                            GUARANTOR ACKNOWLEDGMENT

By the execution hereof, the undersigned hereby acknowledges that its obligations under the Corporate Guaranty executed by the undersigned, shall apply to the Term Loan as amended by the terms hereof.

Team Financial Acquisition
Subsidiary, Inc.

BY: /s/ Robert J. Weatherbie
    ------------------------

Title: Chairman/CEO

By: /s/ Michael L. Gibson
   ----------------------

Title: President


                                    10.10-25

                               CORPORATE GUARANTY

                                                                 August 9, 1997

TO:  COMMERCE BANK, N.A. ("Bank")

     The undersigned hereby requests Bank to give, and continue to give, TEAM FINANCIAL, INC., a Kansas corporation ("Debtor"), from time to time, as Bank may see fit, financial accommodations and credit, and in consideration thereof, whether the same has been heretofore given or may hereafter be given by Bank to Debtor, the undersigned hereby guarantees and promises and agrees to make prompt payment to Bank, as they severally mature, of all overdrafts of Debtor, of all loans made or which may be made by Bank to Debtor, of all moneys paid by Bank for the use or account of Debtor and of all notes, acceptances and other paper which have been or may be discounted for, or at the request of, Debtor, whether made, drawn, accepted, endorsed or not endorsed by Debtor, and whether endorsed with or without recourse, and of any and all other obligations, of every kind and character, now due or which may hereafter become due from Debtor to Bank, howsoever created, arising or evidenced, and also of any and all renewals or extensions of any of the foregoing (all herein called "Liabilities") regardless of any collateral now held by Bank, or which Bank may hereafter acquire, as security for any or all of the Liabilities.

     It is understood that extensions of time of payment or modifications or renewals of any of the Liabilities shall not in any way impair the liability of the undersigned to Bank and that the undersigned will keep posted as to all matters pertaining to this Corporate Guaranty without notice from Bank.

     When any of the Liabilities shall become and remain due and unpaid, the undersigned will, upon demand, pay to Bank the amount due thereon.

     In the event any property of the undersigned of any kind is now, or at any time hereafter shall be, pledged to or in the possession of Bank, including, but without limitation, the property described below (if any) and any deposit or credit balance or other indebtedness credited by or due from Bank to the undersigned ("Guaranty Collateral"), the undersigned hereby pledges to and grants to Bank a security interest in and to all such Guaranty Collateral.

     Upon the failure of the undersigned to pay any of the Liabilities as agreed and which are hereby guaranteed, Bank shall then have all



                                    10.10-26
     of the rights and remedies of a secured party under the Uniform Commercial Code of Missouri, including without limitation, the right to sell or otherwise dispose of, from time to time, any or all of the Guaranty Collateral. Unless the Guaranty Collateral is of a type to decline speedily in value or is of a type commonly sold on a recognized market, Bank shall send the undersigned reasonable notice of the time and place of any public sale or of the date after which any private sale or other disposition is to be made. The requirement of such notice shall be met if such notice is mailed, postage prepaid, to the undersigned at the last address for the undersigned shown on Bank's records, at least five (5) days before the time of sale or other disposition. After deducting all costs and expenses of every kind, Bank may apply the residue of the proceeds of any sale or sales of Guaranty Collateral to pay any Liabilities and/or any amounts owing hereunder in such order or preference as Bank may determine.

     Before proceeding hereunder against the undersigned, resort need not be made by Bank to any other security for any or all of the Liabilities whether pledged by Debtor or by any other person in connection with the Liabilities or the Guaranty Collateral (collectively, the "Collateral"), nor need Bank exhaust any remedy against Debtor, nor against any other endorser, surety or guarantor of the Liabilities.

     Notice of the making, renewing or extending time of payment of any of the Liabilities, and of demand, protest, and notice of nonpayment thereof, and notice of acceptance hereof, are expressly waived. No substitution, release, surrender or impairment (including but not limited to failure to perfect a security interest in any Collateral) of any Collateral, nor the substitution, release or death of any other party liable for the payment of any Liabilities, shall affect the liability of the undersigned to Bank. The undersigned waives all errors and omissions in connection with Bank's administration of the Liabilities and Collateral. A waiver by Bank of any right or remedy on any one or more occasions shall not be construed as a bar to or a waiver of any such right or remedy on future occasions. The undersigned expressly waives notice of any changes in the terms of the Liabilities, including interest rate and term.

     In consideration of Bank acting in reliance hereon, the undersigned agrees that the obligations herein contained with respect to the undersigned and the rights herein granted shall continue until a written revocation signed by the undersigned is personally delivered or sent by certified mail, return receipt requested, to Bank's president or any of Bank's vice presidents. Any such revocation shall not affect the rights of Bank hereunder with




                                    10.10-27
     respect to any Liabilities which arose prior to receipt by Bank of such revocation and all extensions, renewals and modifications of such prerevocation Liabilities whether before or after receipt of such revocation, and any interest of Bank in and to any Collateral shall continue until all such Liabilities have been paid in full. The undersigned will pay on demand all costs of collection, legal expenses, and attorneys, fees incurred or paid by Bank in collecting and/or enforcing this Corporate Guaranty and the Guaranty Collateral, unless prohibited by applicable law.

     Upon payment of any Liabilities by the undersigned, the undersigned shall be subrogated to the rights of Bank against Debtor to the extent of the payment made; provided, however, the undersigned hereby postpones and subordinates its right of subrogation until all Liabilities have been paid in full. The undersigned further agrees that if a voluntary or involuntary petition in bankruptcy is filed by or against Debtor, and the undersigned is determined to be an insider of Debtor under applicable bankruptcy law, then in such event the undersigned forever waives any right of subrogation against Debtor on account of payment made pursuant to this Corporate Guaranty.

     The undersigned agrees that, if at any time all or any part of any payment previously applied by Bank on any of the Liabilities must be returned by the Bank for any reason, whether by court order, administrative order, or settlement, the undersigned shall remain liable for the full amount returned (except to the extent limited herein) as if such amount had never been received by Bank, notwithstanding any termination of this Corporate Guaranty or the cancellation of any agreement evidencing the Liabilities.

     The undersigned agrees to provide to Bank, from time to time, such information regarding the financial position, condition or business of the undersigned, as the Bank may reasonably request.

     This Corporate Guaranty shall remain fully enforceable irrespective of any defense which the Debtor may assert on the Liabilities, including but not limited to failure of consideration and statute of frauds.

     The undersigned has unconditionally delivered this Corporate Guaranty to Bank and failure to sign this or any other guaranty by any other person shall not discharge the liability of the undersigned under this Corporate Guaranty.


                                    10.10-28

     The undersigned acknowledges that it will derive a direct and substantial benefit from the making of the loan from Bank to Debtor as described herein.

     This Corporate Guaranty shall be governed by, and construed in accordance with, the laws of Missouri, shall inure to the benefit of Bank, its successors and assigns, and shall be binding upon the undersigned and the successors and assigns of the undersigned.

                                  TEAM FINANCIAL ACQUISITION
                                  SUBSIDIARY, INC.

                                  By: /s/ Michael L. Gibson
                                     -------------------------
                                  Title: Vice President
                                        ----------------------

                                  By: /s/ Robert J. Weatherbie
                                     -------------------------
                                  Title: President
                                        -----------------------

     Address: P.O. Box 402, Paola, Kansas 66071


                                   10.10-29